                                                                     EXIBIT 24.1

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on February 22, 1997.


                                            By: /s/ Thomas F. Kennedy
                                                ---------------------
                                                Thomas F. Kennedy

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on March 18, 1997.


                                          By: /s/ Harry R. Benz
                                              ---------------------
                                              Harry R. Benz

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on February 21, 1997.


                                                 By:  /s/ William B. Harris
                                                      ---------------------
                                                          William B. Harris

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on February 23, 1997.


                                                 By: /s/ Klaus Warning
                                                      ---------------------
                                                         Klaus Warning

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on February 20, 1997.


                                                 By:  /s/ Richard J. Bailey
                                                      ---------------------
                                                          Richard J. Bailey

                                POWER OF ATTORNEY

      As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1996 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Perry W. Premdas, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have executed this instrument on February 20, 1997.


                                                  By: /s/ David A. Jenkins
                                                      ---------------------
                                                          David A. Jenkins